Exhibit 10.8

ENCANA CORPORATION

EMPLOYEE STOCK APPRECIATION RIGHTS PLAN

Adopted with effect from February 12, 2008, as amended December 9, 2008,

November 30, 2009, April 20, 2010, July 20, 2010, February 24, 2015, February 22, 2016 and

February 14, 2018.

ENCANA CORPORATION

EMPLOYEE STOCK APPRECIATION RIGHTS PLAN

(Adopted with effect from February 12, 2008, as amended December 9, 2008,

November 30, 2009, April 20, 2010, July 20, 2010, February 24, 2015, February 22, 2016 and February 14, 2018)

1.	PREAMBLE AND DEFINITIONS

1.1	Title

The Plan described in this document shall be called the “Encana Corporation Employee Stock Appreciation Rights Plan” (the “Plan”).

1.2	Purposes of the Plan

The principal purposes of the Plan are to advance the interests of Corporation and its Affiliates by:

(a)	promoting a proprietary interest in the Corporation among employees;

(b)	attracting and retaining qualified employees the Corporation requires;

(c)	providing a long-term incentive element in overall compensation of employees; and

(d)	to promoting an alignment of interests between employees and shareholders of the Corporation.

1.3	Effective Date of the Plan

The Plan shall have effect from and after February 12, 2008.

1.4	Definitions

In the Plan, the following terms shall have the meanings respectively set forth below:

(a)

“Achieved Performance Criteria” means the Performance Criteria which have been satisfied, as and when determined by the Committee, in respect of any particular Performance Period, and which shall be published on the Corporation’s internal employee website or otherwise communicated in writing to the employees (or, where necessary, to a Retired Participant) of the Corporation and its Affiliates;

(b)	“Affiliate” means any corporation, partnership or other entity in which the Corporation, directly or indirectly, has a majority ownership interest;

(c)	“Anniversary Date” means, in respect of each SAR, each anniversary of the Date of Grant;

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(d)

“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder, and, in respect of a Non-Canadian Participant, unless otherwise provided in a Grant Agreement, any rules of the New York Stock Exchange and, in respect of a Canadian Participant, unless otherwise provided in a Grant Agreement, any rules of the Toronto Stock Exchange;

(e)

“Appreciation Value” means, in respect of each SAR, an amount equal to the closing price per Share, in respect of a Non-Canadian Participant, unless otherwise specified in a Grant Agreement, on the New York Stock Exchange and, in respect of a Canadian Participant, unless otherwise specified in a Grant Agreement, on the Toronto Stock Exchange, on the immediately preceding Trading Day the SAR is exercised, less the Base Value of the SAR; provided that if, in respect of a Non-Canadian Participant, the Shares are not listed and posted for trading on the New York Stock Exchange on the immediately preceding Trading Day the SAR is exercised, or, in respect of a Canadian Participant, are not listed and posted for trading on the Toronto Stock Exchange on the immediately preceding Trading Day the SAR is exercised, then “Appreciation Value” shall be the fair market value per Share as determined by the Board in its sole discretion, less the Base Value of the SAR;

(f)	“Base Value” means, in respect of each SAR, the amount set by the Committee pursuant to Section 3.5;

(g)

“Blackout Period” means a trading blackout period imposed by the Corporation under the Corporation’s Securities Trading and Insider Reporting Policy (as amended, supplemented or replaced by the Corporation from time to time);

(h)	“Board” means the Board of Directors of the Corporation;

(i)	“Bonus SAR” means any SAR that is granted to a Participant and is designated as a Bonus SAR pursuant to Section 4.1;

(j)

“Canadian Participant” means a Participant who is a resident of Canada for the purposes of the Income Tax Act (Canada) or a Participant who is granted a SAR in respect of employment services to be rendered to the Corporation or an Affiliate in Canada;

(k)

“CIC Cause” following a Change in Control for purposes of this Plan means, unless otherwise provided in an Grant Agreement, (i) “cause” as defined in any employment agreement, change in control agreement or similar arrangement with the Corporation to which the Participant is a party as of the Date Employment Ceases, or (ii) if there is no such arrangement or if it does not define “cause” or CIC Cause: (A) conviction of, or plea of guilty or nolo contendere (or its equivalent) by, the Participant for committing an indictable offence in Canada or a felony under U.S. federal law or the law of the state in which such action occurred, (B) willful and deliberate failure on the part of the Participant in the performance of his or her employment duties in any material respect that remains uncured thirty (30) days after receipt of written notice from the Corporation specifying in reasonable detail the alleged failure, (C) dishonesty in the course of

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fulfilling the Participant’s employment duties that results in material harm to the Corporation, or (D) a material violation of the Corporation Policies. For purposes of this Plan, any determination by the Committee as to whether CIC Cause exists shall be subject to de novo review;

(l)	“Change in Control” shall be deemed to have occurred for purposes of this Plan if:

(i)

any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any persons acting jointly or in concert with the foregoing (each, a “Person”), is or becomes the beneficial owner directly or indirectly of 30% or more of either (A) the then-outstanding shares of common stock of the Corporation (the “Outstanding Corporation Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that, for purposes of this Section 1.4(l)(i), the following acquisitions of shares or other voting securities of the Corporation shall not constitute a Change in Control: (i) any acquisition directly from the Corporation, (ii) any acquisition made by the Corporation, (iii) any acquisition by any employee plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries, or (iv) any acquisition pursuant to a transaction that complies with Sections 1.4(l)(ii)(1), 1.4(l)(ii)(2) and 1.4(l)(ii)(3);

(ii)

consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Corporation or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Corporation, or the acquisition of assets or securities of another entity by the Corporation or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Corporation or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Common Stock and the Outstanding Corporation Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or any employee plan (or related trust) of the Corporation or of such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or,

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for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board (as defined below) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

(iii)

individuals who, as of Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to Effective Date whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or entity other than the Board; or

(iv)	approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

For the purposes of this Section 1.4(l):

(i)	the term “acting jointly or in concert” shall be interpreted in accordance with Section 159 of the Securities Act (Alberta), as amended; and

(ii)

the term “beneficial ownership” shall be interpreted in accordance with Sections 5 and 6 of the Securities Act (Alberta) and “beneficial owner” shall have a corresponding meaning, except that for purposes of this Plan, options and convertible securities granted by the Corporation to employees, officers or directors shall not be included in determining the percentage of beneficial ownership of any Person.

Notwithstanding the foregoing, with respect to SARs granted prior to February 14, 2018, any event or transaction that would have constituted a “Change in Control” under the definition of such term in effect immediately prior to the February 14, 2018 amendment of the Plan shall also be deemed to constitute a “Change in Control” for purposes of this Plan, regardless of whether it would constitute a “Change in Control” within the meaning of the definition set forth in this Section 1.4(l);

(m)

“Close of Business” means, on any Trading Day, in respect of a Non-Canadian Participant, unless otherwise provided in a Grant Agreement, the close of trading on the New York Stock Exchange and, in respect of a Canadian Participant, unless otherwise provided in a Grant Agreement, the close of trading on the Toronto Stock Exchange;

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(n)

“Committee” means the Human Resources and Compensation Committee of the Board or such other committee of the Board, as constituted from time to time, which may be designated by the Board to, among other things, interpret, administer and implement the Plan, and any reference in the Plan to action by the Committee means action by or under the authority of the Committee or, if no Committee has been designated, by the Board;

(o)

“Committee Meeting Date” means the date of the meeting of the Committee held to review matters related to the SARs, including the determination of whether and the degree to which the Performance Criteria for a particular Performance Period have been satisfied and constitute “Achieved Performance Criteria”, which meeting shall occur at least once annually and by no later than June 1 of the year immediately following the relevant Performance Period;

(p)	“Corporation” means Encana Corporation and any successor corporation whether by amalgamation, merger or otherwise;

(q)

“Corporation Policies” means, at a particular time, the policies and practices of the Corporation (or, where applicable, the Affiliate that employs the Participant), as published on the Corporation’s internal employee website or otherwise communicated in writing to the employees (or, where necessary, to a Retired Participant) of the Corporation and/or its Affiliates;

(r)	“Date Employment Ceases” means, in respect of a Participant:

(i)

in the case of voluntary Termination of Employment initiated by the Participant, the last date the Participant is, for the purposes of receiving his or her regular salary, on the payroll of the Corporation or an Affiliate;

(ii)

in the case of involuntary Termination of Employment of the Participant by the Corporation or an Affiliate for cause (as determined by the Corporation or the Affiliate, as applicable), the date written notification of dismissal from employment is delivered to the Participant;

(iii)

in the case of involuntary Termination of Employment of the Participant by the Corporation or an Affiliate other than for cause (as determined by the Corporation or the Affiliate, as applicable), the date identified in the written notification of Termination of Employment delivered to the Participant as the “Termination Date” or “Departure Date” and, where both dates are so referred to, the earlier thereof, and, where such date is not identified in the written notification, the date written notification of dismissal from employment is delivered to the Participant; and

(iv)

in the case where the Participant is employed by an Affiliate and for any reason including, without limitation, by reason of sale, disposition or other divestiture thereof, in whole or in part, such employer ceases to be an Affiliate of the Corporation, the effective date (in the case of a sale, disposition or other divestiture, the closing date of such transaction or series of transactions, as determined by the Corporation) upon which the Participant’s employer ceases to be an Affiliate;

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but, for greater certainty, shall not include any notice period which arises or may be deemed to arise upon the Termination of Employment of the Participant, and shall not include the date the Participant ceases to be an employee of the Corporation or an Affiliate upon the Participant’s death or Retirement, or the date the Participant commences Short-Term Disability, Long-Term Disability, a Paid Leave of Absence, an Unpaid Leave of Absence, or Family Leave;

(s)

“Date of Grant” means, in respect of a particular SAR, the date upon which the Committee grants the SAR to the Participant. Where the Committee determines to grant any SAR on a date which is within a Blackout Period or where, for any reason: (i) a grant of a SAR falls on a day that is within a Blackout Period; or (ii) the Fair Market Value of the grant of a SAR is calculated using a Trading Day that is within a Blackout Period, then the Date of Grant shall automatically occur and be effective on the sixth Trading Day immediately following the end of such Blackout Period to permit the Fair Market Value to be determined based on Trading Days which occur immediately following the end of any of such Blackout Period;

(t)

“Date of Retirement” means, in respect of a Participant, the last day the Participant is, for the purposes of receiving his or her regular salary, on the payroll of the Corporation or an Affiliate immediately prior to commencing Retirement;

(u)

“Death or Retirement Exercise Period” means, in respect of a particular SAR granted to a Participant, the period of time extending from the date of the Participant’s death or Date of Retirement, as applicable, to the earlier of: (i) the date that is six months following the date of the Participant’s death or Date of Retirement, as applicable; and (ii) the Expiry Date of the SAR. Should the Death or Retirement Exercise Period terminate on a date other than a Trading Day, the Death or Retirement Exercise Period shall terminate on the Close of Business on the last Trading Day prior to that date;

(v)	“Expiry Date” means:

(i)

in respect of a particular SAR granted to a Canadian Participant on or following February 24, 2015, the earlier of: (A) December 15th of the calendar year in which the Vesting Date of such SAR occurs; and (B) the Close of Business on the seventh anniversary of the Date of Grant of such SAR. In respect of SAR granted to a Canadian Participant prior to February 24, 2015, the earlier of: (A) December 15th of the calendar year in which the Vesting Date of such SAR occurs; and (B) the Close of Business on the fifth anniversary of the Date of Grant of such SAR; and

(ii)

in respect of a particular SAR granted to a Non-Canadian Participant on or following February 24, 2015, the Close of Business on the seventh anniversary of the Date of Grant of such SAR. In respect of a SAR granted to a Canadian Participant prior to February, 24, 2015, the Close of Business on the fifth anniversary of the Date of Grant of such SAR;

Should the Expiry Date of a SAR fall on a date other than a Trading Day, the Expiry Date shall be the Close of Business on the last Trading Day prior to that

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date. Should the Expiry Date fall on a date which is within a Blackout Period, the provisions of Section 8.3 hereof shall apply;

(w)	“Fair Market Value” means, with respect to a particular date:

(i)

in respect of a Non-Canadian Participant, unless otherwise provided in a Grant Agreement, the volume-weighted average (rounded to two decimal places) of the trading price of a Share on the New York Stock Exchange during the immediately preceding five (5) Trading Day period prior to that particular date or, if the Shares did not trade on the New York Stock Exchange on a particular day during such period, the volume-weighted average (rounded to two decimal places) of the trading price of a Share on the New York Stock Exchange during the immediately preceding five (5) days on which the Shares were traded;

(ii)

in respect of a Canadian Participant, unless otherwise provided in a Grant Agreement, the volume-weighted average (rounded to two decimal places) of the trading price of a Share on the Toronto Stock Exchange during the immediately preceding five (5) Trading Day period prior to that particular date or, if the Shares did not trade on the Toronto Stock Exchange on a particular day during such period, the volume-weighted average (rounded to two decimal places) of the trading price of a Share on the Toronto Stock Exchange during the immediately preceding five (5) days on which the Shares were traded;

(iii)

if, in respect of a Non-Canadian Participant, the Shares are not then listed and posted for trading on the New York Stock Exchange or, in respect of a Canadian Participant, are not listed and posted for trading on the Toronto Stock Exchange, then it shall be the fair market value per Share as determined by the Board in its sole discretion;

(x)

“Family Leave” means, in respect of a Participant, a period during which, pursuant to the Corporation Policies or Applicable Law, the Participant is considered to be on family leave, and does not provide employment services to the Corporation or an Affiliate;

(y)

“Good Reason” means (i) “Good Reason” as defined in any employment agreement, change in control agreement or similar arrangement with the Corporation or an Affiliate to which the Participant is a party as of the Date Employment Ceases, or (ii) if there is no such arrangement or if it does not define Good Reason, and the Participant holds the title of “Vice-President” or above as of immediately prior to the Change in Control, the occurrence of any of the following on or after the Change in Control, unless the Participant shall have given express written consent thereto: (A) a material diminution in the scope of the Participant’s duties or responsibilities from those in effect immediately prior to the Change in Control, provided that any change in the Participant’s duties or responsibilities resulting solely from the fact that the Corporation is no longer publicly traded, or no longer the ultimate parent company of its affiliated group, due to the Change in Control shall not be deemed to be a material diminution in the scope of the Participant’s duties or responsibilities; (B) a reduction in the Participant’s annual base salary as in effect immediately prior to the Change in

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Control; (C) a material reduction in the Participant’s short-term or long-term incentive compensation opportunity (measured based on grant date fair value of any equity-based awards) in effect immediately prior to the Change in Control; (D) the failure by the Corporation or an Affiliate to pay the Participant (1) any portion of the Participant’s then current compensation, except pursuant to an across-the-board compensation deferral similarly affecting other such Vice-Presidents and required by applicable law, or (2) any installment of deferred compensation at the time such installment is due under any deferred compensation program of the Corporation or an Affiliate; or (E) a requirement that the Participant be based more than 50 miles from where the Participant is based immediately prior to the Change in Control, except for: (1) required travel on the Corporation’s or Affiliate’s business to an extent substantially consistent with the Participant’s business travel obligations in the ordinary course of business immediately prior to the Change in Control; or (2) if the Participant has been relocated or repatriated by the Corporation or an Affiliate prior to the Change in Control, such relocation as may be required by applicable law or performed in accordance with an agreement (whether written or unwritten) entered into between the Corporation (or an Affiliate) and the Participant prior to the Change in Control; provided, that, a Participant may only resign for Good Reason under this clause (ii) if the Participant has provided written notice to the Corporation and, if the Participant is employed by an Affiliate, such Affiliate, of the event or circumstance alleged to constitute Good Reason within ninety (90) days following the initial existence thereof, the Corporation or Affiliate, as applicable, has failed to cure such event or circumstance within thirty (30) days after receipt of such notice, and the Participant resigns within thirty (30) days after the expiration of such cure period. If the Participant is not covered by clause (i) or (ii) above, then Good Reason shall not be applicable to such Participant;

(z)

“Grant Agreement” means a written agreement between the Corporation and a Participant under which a SAR is granted, as contemplated by Section 3.3, together with such schedules, amendments, deletions or changes thereto as are permitted under the Plan;

(aa)

“Long-Term Disability” means, in respect of a Participant, any period of time during which the Participant receives, or is determined to be entitled to receive, disability benefits under the Corporation’s or an Affiliate’s long-term disability plans;

(bb)

“Maximum Performance Criteria” means, in respect of the SARs granted pursuant to a particular Grant Agreement, that maximum Performance Criteria determined by the Committee, the achievement of which in a particular Performance Period shall entitle all of the Performance SARs and Bonus SARs granted to a Participant which are eligible to become Vested SARs in respect of such Performance Period to become Vested SARs, subject to the provisions of the Plan, and which shall be published on the Corporation’s internal employee website or otherwise communicated in writing to the employees (or, where necessary, to a Retired Participant) of the Corporation and its Affiliates;

(cc)	“Median Performance Criteria” means, in respect of the SARs granted pursuant to a particular Grant Agreement, that median Performance Criteria determined by

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the Committee, the achievement of which in a particular Performance Period shall entitle all of the Performance SARs granted to a Participant which are eligible to become Vested SARs in respect of such Performance Period to become Vested SARs, and the over-achievement of which in a particular Performance Period shall entitle at least a portion of the Bonus SARs granted to a Participant which are eligible to become Vested SARs in respect of such Performance Period to become Vested SARs, and which shall be published on the Corporation’s internal employee website or otherwise communicated in writing to the employees (or, where necessary, to a Retired Participant) of the Corporation and its Affiliates;

(dd)

“Minimum Performance Criteria” means, in respect of the SARs granted pursuant to a particular Grant Agreement, that minimum Performance Criteria determined by the Committee, the over-achievement of which in a particular Performance Period shall entitle at least a portion of the Performance SARs granted to a Participant which are eligible to become Vested SARs in respect of such Performance Period to become Vested SARs, and which shall be published on the Corporation’s internal employee website or otherwise communicated in writing to the employees (or, where necessary, to a Retired Participant) of the Corporation and its Affiliates;

(ee)

“Non-Canadian Participant” means a Participant who is a non-resident of Canada for the purposes of the Income Tax Act (Canada) and who is granted a SAR in respect of employment services to be rendered to the Corporation or an Affiliate outside Canada;

(ff)

“Paid Leave of Absence” means, in respect of a Participant, a period during which, pursuant to the Corporation Policies or Applicable Law, the Participant is considered to be on a leave of absence and continues to receive his or her normal salary, but does not provide employment services to the Corporation or an Affiliate;

(gg)

“Participant” means any employee of the Corporation or an Affiliate as the Committee may designate from time to time as being eligible to participate in the Plan, and which includes a Canadian Participant and a Non-Canadian Participant;

(hh)

“Performance Criteria” means, in respect of a Performance SAR or a Bonus SAR, that performance criteria determined by the Committee and which shall be published on the Corporation’s internal employee website or otherwise communicated in writing to the employees (or, where necessary, to a Retired Participant) of the Corporation and its Affiliates;

(ii)

“Performance Period” means, in respect of a Performance SAR or a Bonus SAR, the period in which the Performance Criteria must be satisfied in order for such SAR to become a Vested SAR and, except as otherwise provided:

(i)	the “First Performance Period” shall be the period extending from January 1 to December 31 of the year in which the Date of Grant occurs;

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(ii)	the “Second Performance Period” shall be the period extending from January 1 to December 31 of the year immediately following the year in which the Date of Grant occurs; and

(iii)	the “Third Performance Period” shall be the period extending from January 1 to December 31 of the second year immediately following the year in which the Date of Grant occurs;

(jj)	“Performance SAR” means any SAR that is granted to a Participant and is designated as a Performance SAR pursuant to Section 4.1;

(kk)	“Plan” means this Encana Corporation Employee Stock Appreciation Rights Plan, including any schedules or appendices hereto, as amended from time to time;

(ll)	“Retired Participant” means a Participant who ceases to be an employee of the Corporation or an Affiliate by reason of his or her Retirement;

(mm)	“Retirement” means, in respect of a Participant, the early or normal retirement of the Participant from employment with the Corporation or an Affiliate in accordance with the Corporation Policies;

(nn)

“Return to Service Date” means, in respect of a Participant, the date, following an Unpaid Leave of Absence, that the Participant recommences the provision of employment services to the Corporation or an Affiliate, in full or in part;

(oo)

“SAR” means a stock appreciation right granted to a Participant that is represented by a bookkeeping entry on the books of the Corporation, which entitles the Participant, upon exercise of a Vested SAR, and subject to the terms and conditions of the Plan and the applicable Grant Agreement, to a payment equal to the Appreciation Value;

(pp)

“SAR Period” means, in respect of a particular Vested SAR, the period of time during which such Vested SAR may be exercised by a Participant, which shall be, subject to Section 8.3, the period of time extending from the Vesting Date of such Vested SAR to the Expiry Date of such Vested SAR;

(qq)

“Section 409A” means section 409A of the United States Internal Revenue Code of 1986, as amended, and any applicable United States Treasury Regulations and other binding regulatory guidance promulgated thereunder;

(rr)

“Share” means, in respect of a Non-Canadian Participant, unless otherwise provided in a Grant Agreement, one or more common shares in the capital of the Corporation as are currently traded on the New York Stock Exchange and, in respect of a Canadian Participant, unless otherwise provided in a Grant Agreement, one or more common shares of the Corporation as are currently traded on the Toronto Stock Exchange;

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(ss)

“Short-Term Disability” means, in respect of a Participant, any period of time during which the Participant receives disability benefits under the Corporation’s or an Affiliate’s short-term disability plans;

(tt)

“Specified Period” means (i) for a Participant who is an executive officer of the Corporation as of immediately prior to the Change in Control, 24 months, (ii) for a Participant who is not an executive officer of the Corporation and holds the title of “Vice-President” or above as of immediately prior to the Change in Control, 18 months, and (iii) for any Participant not covered by clauses (i) and (ii), 12 months, in each case, inclusive of the date on which the Change in Control occurs, or, in each case, such longer period specified in the Grant Agreement or as provided for in any employment agreement, change in control agreement or similar arrangement with the Corporation or an Affiliate to which the Participant is a party as of the Date Employment Ceases;

(uu)	“Time-Based SAR” means any SAR that is granted to a Participant and designated as a Time-Based SAR pursuant to Section 4.1;

(vv)

“Termination Exercise Period” means, in respect of a particular SAR granted to a Participant, the period of time extending from the Date Employment Ceases to the earlier of: (i) the Close of Business on the 60th Trading Day after the Date Employment Ceases; and (ii) the Expiry Date of the SAR;

(ww)

“Termination of Employment” means, in respect of a Participant, an event by which the Participant ceases to be an employee of the Corporation or an Affiliate but, for greater certainty, shall not include an event whereby the Participant ceases to be an employee of the Corporation or an Affiliate upon the Participant’s death or Retirement or where the Participant commences Short-Term Disability, Long-Term Disability, a Paid Leave of Absence, an Unpaid Leave of Absence, or Family Leave;

(xx)

“Trading Day” means, subject to Section 1.4(r), in respect of a Non-Canadian Participant, unless otherwise specified in a Grant Agreement, a day on which the New York Stock Exchange is open for trading and, in respect of a Canadian Participant, unless otherwise specified in a Grant Agreement, a day upon which the Toronto Stock Exchange is open for trading;

(yy)

“Unpaid Leave of Absence” means, in respect of a Participant, a period of time during which, pursuant to the Corporation Policies or Applicable Law, the Participant is considered to be on a leave of absence and does not continue to receive his or her salary or provide employment services to the Corporation or an Affiliate which, for the purposes of the Plan, shall be deemed to commence on the “Date of Unpaid Leave of Absence”, being the first day of the Participant’s Unpaid Leave of Absence, as communicated in writing to the Participant by the Corporation or an Affiliate in accordance with the Corporation Policies;

(zz)	“US Participant” means a Participant whose income in respect of services performed for the Corporation or an Affiliate is subject to Section 409A;

(aaa)	“Vested SAR” has the meaning assigned by Section 4.2; and

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(bbb)	“Vesting Date” means, in respect of a particular SAR, the date on which the SAR becomes a Vested SAR.

1.5	Construction and Interpretation

(a)	In the Plan, references to the masculine include the feminine, and references to the singular shall include the plural and vice versa, as the context shall require.

(b)

The Plan shall be governed and interpreted in accordance with the laws of the Province of Alberta and any actions, proceedings or claims in any way pertaining to the Plan shall be commenced in the courts of the Province of Alberta.

(c)

If any provision of the Plan or part hereof is determined to be void or unenforceable all or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

(d)

Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein contained. A reference to a section or schedule shall, except where expressly stated otherwise, mean a section or schedule of the Plan, as applicable.

2.	ADMINISTRATION

2.1	Administration by Committee

(a)	The Plan shall be administered by the Committee.

(b)

Without limiting the generality of Section 2.1(a), subject to the terms and conditions set forth herein, the Committee is authorized to grant SARs, determine the time or times when SARs will be granted, vest and be exercisable, determine whether SARs will be subject to any restrictions or conditions, including conditions regarding the financial and other performance of the Corporation or its Affiliates all on such terms (which may vary between Participants and SARs) as it shall determine. In addition, the Committee shall have full and complete authority to

(i)	construe and interpret the Plan;

(ii)	prescribe, amend and rescind rules, regulations or policies relating to the Plan; and

(iii)	make all other determinations necessary or advisable for the administration of the Plan.

2.2	Delegation

The Committee shall also have the right to delegate the administration and operation of this Plan, in whole or in part, to any director, officer or employee of the Corporation or an Affiliate.

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2.3	Determinations Binding

All determinations and interpretations made by the Committee shall be binding on all Participants and on their legal personal representatives and beneficiaries.

3.	GRANT OF SARS

3.1	Designation of SAR Recipients

The Committee may from time to time designate individuals who are employees of the Corporation or an Affiliate and to whom, in the opinion of the Committee, SARs should be granted.

3.2	SARs to be Granted in Respect of Future Employment Services

For greater certainty and notwithstanding anything in the Plan or in a Grant Agreement, a SAR shall be granted solely in respect of the employment services of a Participant to be rendered subsequent to the Date of Grant to the Corporation and its Affiliates. The Committee may only grant a SAR to a Participant so long as none of the main purposes of such grant is to provide the Participant with a payment that is in lieu of salary or wages for the Participant for services rendered by such Participant in a previous calendar year.

3.3	Grant Agreement

Each grant of SARs and participation of an employee in the Plan shall be evidenced by a Grant Agreement between the Corporation and the Participant in the form approved by the Committee. A Participant may hold SARs granted under more than one Grant Agreement at any time.

3.4	Terms and Conditions

Subject to the provisions of the Plan, the Committee shall determine the number of SARs to be granted to each Participant and all other terms, conditions and limitations of the grant of SARs, including any conditions with respect to the vesting of SARs, in whole or in part, or the payment of cash under the Plan, and any other terms and conditions the Committee may in its discretion determine, which terms and conditions shall, to the extent not contained in the Plan, be set out in the Grant Agreement.

3.5	Base Value

The Base Value for each SAR that is granted pursuant to the Plan shall be set by the Committee at the Date of Grant but, for greater certainty and notwithstanding anything in the Plan or in a Grant Agreement, the Base Value of any SAR shall not be less than the Fair Market Value of a Share at the Date of Grant.

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3.6	No Value Prior to Vesting

For greater certainty, no SAR granted hereunder shall have any value prior to becoming a Vested SAR and the commencement of the SAR Period.

3.7	No Certificates

No certificates shall be issued with respect to SARs.

3.8	No Right to Additional SARs

Each Participant agrees and acknowledges (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that nothing in the Plan or a Grant Agreement nor the grant of any SARs hereunder shall be construed to require the Corporation to grant an additional SAR or SARs. The grant of additional SARs by the Corporation shall, in each case, be evidenced by a new and separate Grant Agreement between the Corporation and the Participant in respect of such additional SARs.

4.	VESTING OF SARS

4.1	Designation of SARs as Time-Based SARs, Performance SARs, and Bonus SARs

(a)	The Committee shall specify, at the time SARs are granted to a Participant pursuant to the Plan, whether such SARs are Time-Based SARs, Performance SARs, Bonus SARs, or a combination thereof.

(b)

The type (or types) of SARs granted to a Participant, whether Time-Based SARs, Performance SARs and/or Bonus SARs (or, any combination thereof), shall be determined by the Committee and specified in the Participant’s corresponding Grant Agreement.

4.2	Vesting Conditions

The Committee shall specify, at the time SARs are granted to a Participant pursuant to the Plan, the vesting conditions for such SARs. If no specific determination is made by the Committee at the time SARs are granted to a Participant, and unless otherwise provided in the Grant Agreement relating to such SARs and subject to Sections 6.3 and 6.4, the SARs shall vest in the applicable Participant and each shall become a “Vested SAR” in accordance with the following:

(a)	In respect of the Time-Based SARs granted to a Participant:

(i)	30 percent of the Time-Based SARs shall vest on the first Anniversary Date;

(ii)	an additional 30 percent of the Time-Based SARs shall vest on the second Anniversary Date; and

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(iii)	an additional 40 percent of the Time-Based SARs shall vest on the third Anniversary Date;

(b)	In respect of the Performance SARs granted to a Participant:

(i)

a number of Performance SARs shall vest on the later of the first Anniversary Date and the day immediately following the Committee Meeting Date in the year immediately following the First Performance Period equal to:

(A)	where the Achieved Performance Criteria for the First Performance Period is equal to or less than the Minimum Performance Criteria, nil;

(B)

where the Achieved Performance Criteria for the First Performance Period is greater than the Minimum Performance Criteria but is less than the Median Performance Criteria, the amount calculated in accordance with the following formula: 30 percent of the Performance SARs X (Achieved Performance Criteria – Minimum Performance Criteria); and

(C)	where the Achieved Performance Criteria for the First Performance Period is equal to or greater than the Median Performance Criteria, 30 percent of the Performance SARs;

(ii)

an additional number of Performance SARs shall vest on the later of the second Anniversary Date and the day immediately following the Committee Meeting Date in the year immediately following the Second Performance Period equal to:

(A)	where the Achieved Performance Criteria for the Second Performance Period is equal to or less than the Minimum Performance Criteria, nil;

(B)

where the Achieved Performance Criteria for the Second Performance Period is greater than the Minimum Performance Criteria but is less than the Median Performance Criteria, the amount calculated in accordance with the following formula: 30 percent of the Performance SARs X (Achieved Performance Criteria – Minimum Performance Criteria); and

(C)	where the Achieved Performance Criteria for the Second Performance Period is equal to or greater than the Median Performance Criteria, 30 percent of the Performance SARs;

(iii)

an additional number of Performance SARs shall vest on the later of the third Anniversary Date and the day immediately following the Committee Meeting Date in the year immediately following the Third Performance Period equal to:

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(A)	where the Achieved Performance Criteria for the Third Performance Period is equal to or less than the Minimum Performance Criteria, nil;

(B)

where the Achieved Performance Criteria for the Third Performance Period is greater than the Minimum Performance Criteria but is less than the Median Performance Criteria, the amount calculated in accordance with the following formula: 40 percent of the Performance SARs X (Achieved Performance Criteria – Minimum Performance Criteria); and

(C)	where the Achieved Performance Criteria for the Third Performance Period is equal to or greater than the Median Performance Criteria, 40 percent of the Performance SARs;

(c)	In respect of the Bonus SARs granted to a Participant:

(i)

a number of Bonus SARs shall vest on the later of the first Anniversary Date and the day immediately following the Committee Meeting Date in the year immediately following the First Performance Period equal to:

(A)	where the Achieved Performance Criteria for the First Performance Period is equal to or less than the Median Performance Criteria, nil;

(B)

where the Achieved Performance Criteria for the First Performance Period is greater than the Median Performance Criteria but is less than the Maximum Performance Criteria, the amount calculated in accordance with the following formula: 30 percent of the Bonus SARs X (Achieved Performance Criteria – Median Performance Criteria); and

(C)	where the Achieved Performance Criteria for the First Performance Period is equal to or greater than the Maximum Performance Criteria, 30 percent of the Bonus SARs;

(ii)

an additional number of Bonus SARs shall vest on the later of the second Anniversary Date and the day immediately following the Committee Meeting Date in the year immediately following the Second Performance Period equal to:

(A)	where the Achieved Performance Criteria for the Second Performance Period is equal to or less than the Median Performance Criteria, nil;

(B)

where the Achieved Performance Criteria for the Second Performance Period is greater than the Median Performance Criteria but is less than the Maximum Performance Criteria, the amount calculated in accordance with the following formula: 30

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percent of the Bonus SARs X (Achieved Performance Criteria – Median Performance Criteria); and

(C)	where the Achieved Performance Criteria for the Second Performance Period is equal to or greater than the Maximum Performance Criteria, 30 percent of the Bonus SARs;

(iii)

an additional number of Bonus SARs shall vest on the later of the third Anniversary Date and the day immediately following the Committee Meeting Date in the year immediately following the Third Performance Period equal to:

(A)	where the Achieved Performance Criteria for the Third Performance Period is equal to or less than the Median Performance Criteria, nil;

(B)

where the Achieved Performance Criteria for the Third Performance Period is greater than the Median Performance Criteria but is less than the Maximum Performance Criteria, the amount calculated in accordance with the following formula: 40 percent of the Bonus SARs X (Achieved Performance Criteria – Median Performance Criteria); and

(C)	where the Achieved Performance Criteria for the Third Performance Period is equal to or greater than the Maximum Performance Criteria, 40 percent of the Bonus SARs.

4.3	Waiver by Participant of Vesting

At the discretion of the Committee, the Committee may specify in any Grant Agreement relating to SARs that the Participant is entitled to waive vesting of any particular SAR at any time before the date that would otherwise be the Vesting Date of such SAR pursuant to Section 4.2. Where such right has been granted to a Participant in the Grant Agreement, the Grant Agreement shall specify all terms and conditions pursuant to which the waiver right may be exercised, including the time and manner of the waiver, and the future characterization, treatment and terms and conditions of a SAR, the vesting of which has been waived pursuant to this Section 4.3 and the applicable Grant Agreement.

5.	TERMINATION OF EMPLOYMENT, DISABILITY, LEAVE OF ABSENCE, ETC.

5.1	Termination of Employment

Unless otherwise determined by the Committee, and unless otherwise provided in the Grant Agreement relating to a SAR, upon the occurrence of a Termination of Employment of a Participant:

(a)	The Participant shall be entitled to exercise any Vested SARs during the Termination Exercise Period, but only to the extent that such Vested SARs have

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become Vested SARs pursuant to Sections 4.2, 6.3 or 6.4 on or prior to the Date Employment Ceases; and

(b)	For greater certainty, notwithstanding Section 4.2, SARs which do not become Vested SARs on or prior to the Date Employment Ceases shall not thereafter become Vested SARs.

5.2	Death or Retirement of Participant

Unless otherwise determined by the Committee, and unless otherwise provided in the Grant Agreement relating to a SAR, in the event a Participant ceases to be an employee of the Corporation or an Affiliate by reason of the Participant’s death or Retirement:

(a)	Where the Participant’s death or Retirement occurs on a date that is prior to the date that the Participant attains the age of 60 years, then:

(i)

the Participant shall be entitled to exercise any Vested SARs during the Death or Retirement Exercise Period, but only to the extent that such Vested SARs have become Vested SARs pursuant to Sections 4.2, 6.3 or 6.4 on or prior to the date of the Participant’s death or Date of Retirement, as applicable; and

(ii)

for greater certainty, notwithstanding Section 4.2, SARs which do not become Vested SARs on or prior to the date of the Participant’s death or Date of Retirement, as applicable, shall not thereafter become Vested SARs;

(b)	Where the Participant’s death or Retirement occurs on or after the date the Participant attains the age of 60 years but before the date that the Participant attains the age of 65 years, then:

(i)

Time-Based SARS shall continue to be and become Vested SARs in accordance with the provisions of Section 4.2(a) and the Participant shall be entitled to exercise any Time-Based SARs which become Vested SARs until the Expiry Date; and

(ii)

Performance SARs and Bonus SARs shall continue to be and become Vested SARs in accordance with the provisions of Sections 4.2(b) and (c), respectively, and the Participant shall be entitled to exercise any Performance SARs or Bonus SARs which become Vested SARs until the Expiry Date;

(c)	Where the Participant’s death or Retirement occurs on or after the date the Participant attains the age of 65 years, then:

(i)

the Participant shall be entitled, during the period extending from the date of the Participant’s death or Date of Retirement, as applicable, to the Expiry Date, to exercise in full or in part any unexercised Time-Based SAR (irrespective of whether such SAR has become a Vested SAR in accordance with Section 4.2(a)); and

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(ii)

Performance SARs and Bonus SARs shall continue to be and become Vested SARs in accordance with the provisions of Sections 4.2(b) and (c), respectively, and the Participant shall be entitled to exercise any Performance SARs or Bonus SARs which become Vested SARs until the Expiry Date.

5.3	Disability of a Participant

Unless otherwise determined by the Committee, and unless otherwise provided in the Grant Agreement relating to a SAR, in the event of a Participant’s Short-Term Disability or Long-Term Disability, SARs shall continue to be and become Vested SARs in accordance with the provisions of Section 4.2 and the Participant shall be entitled to exercise any Vested SARs during the period of such Short-Term Disability or Long-Term Disability and thereafter, unless there occurs a Termination of Employment during such period, in which case the provisions of Section 5.1 shall apply, or unless the Participant’s death or Retirement occurs during such period, in which case the provisions of Section 5.2 shall apply.

5.4	Paid Leave of Absence and Family Leave

Unless otherwise determined by the Committee, and unless otherwise provided in the Grant Agreement relating to a SAR, in the event a Participant is on a Paid Leave of Absence or is on Family Leave, SARs shall continue to be and become Vested SARs in accordance with the provisions of Section 4.2 and the Participant shall be entitled to exercise any Vested SARs during the period of such Paid Leave of Absence or Family Leave and thereafter, unless there occurs a Termination of Employment during such period, in which case the provisions of Section 5.1 shall apply, or unless the Participant’s death or Retirement occurs during such period, in which case the provisions of Section 5.2 shall apply.

5.5	Unpaid Leave of Absence

Unless otherwise determined by the Committee, and unless otherwise provided in the Grant Agreement relating to a SAR, in the event a Participant is on an Unpaid Leave of Absence:

(a)

SARs shall continue to be and become Vested SARs in accordance with the provisions of Section 4.2 during the period commencing on the Date of Unpaid Leave of Absence and ending on the 31st calendar day following the Date of Unpaid Leave of Absence, unless there occurs a Termination of Employment during such period, in which case the provisions of Section 5.1 shall apply, or unless the Participant’s death or Retirement occurs during such period, in which case the provisions of Section 5.2 shall apply;

(b)

Notwithstanding Section 4.2, SARs which do not become Vested SARs on or prior to the 31st calendar day following the Date of Unpaid Leave of Absence shall not become Vested SARs during the balance of the Participant’s Unpaid Leave of Absence, unless the Participant’s death or Retirement occurs during such period, in which case the provisions of Section 5.2 shall apply;

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(c)

Notwithstanding Section 4.2, SARs which do not become Vested SARs on or prior to the 31st calendar day following the Date of Unpaid Leave of Absence shall become Vested SARs on the Participant’s Return to Service Date, but only to the extent that such SARs would have become Vested SARs pursuant to Section 4.2 on or prior to the Return to Service Date if the period of Unpaid Leave of Absence had not occurred and provided that the Return to Service Date occurs prior to the Expiry Date;

(d)

In the event that a Participant’s Return to Service Date occurs prior to the Expiry Date, any SARs which did not become Vested SARs on or prior to the 31st calendar day following the Date of Unpaid Leave of Absence or pursuant to Section 5.5(c) shall become Vested SARs solely in accordance with the provisions of Section 4.2; and

(e)

From the Date of Unpaid Leave of Absence until the Expiry Date, the Participant shall be entitled to exercise any Vested SARs which become Vested SARs in accordance with the provisions hereof, unless there occurs a Termination of Employment during such period of Unpaid Leave of Absence, in which case the provisions of Section 5.1 shall apply, or unless the Participant’s death or Retirement occurs during such period, in which case the provisions of Section 5.2 shall apply.

5.6	Forfeiture and Termination of SARs

Except as provided for in Sections 6.3 or 6.4, unless otherwise determined by the Committee, and unless otherwise provided in the Grant Agreement relating to a SAR, and subject to the passing by the Committee of a resolution pursuant to Sections 6.1 or 6.2:

(a)

A Performance SAR which does not become a Vested SAR by a Vesting Date contemplated in Section 4.2(b) as a result of the Achieved Performance Criteria for the particular Performance Period being equal to or less than the Minimum Performance Criteria shall be forfeited by the Participant and shall terminate on the day that would otherwise be the Vesting Date for such Performance SAR and, thereafter, the Participant will have no further right, title or interest in such Performance SAR;

(b)

A Bonus SAR which does not become a Vested SAR by a Vesting Date contemplated in Section 4.2(c) as a result of the Achieved Performance Criteria for the particular Performance Period being equal to or less than the Median Performance Criteria shall be forfeited by the Participant and shall terminate on the day that would otherwise be the Vesting Date for such Bonus SAR and, thereafter, the Participant will have no further right, title or interest in such Bonus SAR;

(c)

Unless previously forfeited in accordance with the provisions hereof, upon the occurrence of a Participant’s Termination of Employment, SARs which have not become Vested SARs on or prior to the Date Employment Ceases shall be forfeited by the Participant and shall terminate on the Date Employment Ceases and, thereafter, the Participant will have no further right, title or interest in such SARs;

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(d)

Upon the occurrence of a Participant’s Termination of Employment, Vested SARs which are not exercised by the end of the Termination Exercise Period shall be forfeited by the Participant and shall terminate on the last day of the Termination Exercise Period and, thereafter, the Participant will have no further right, title or interest in such Vested SARs;

(e)

Where a Participant ceases to be an employee of the Corporation or an Affiliate by reason of the Participant’s death or Retirement on a date that is prior to the date that the Participant attains the age of 60 years, unless previously forfeited in accordance with the provisions hereof, SARs which have not become Vested SARs on or prior to the date of death or Date of Retirement, as applicable, shall be forfeited by the Participant and shall terminate on the date of death or Date of Retirement, as applicable, and, thereafter, the Participant will have no further right, title or interest in such SARs;

(f)

Where a Participant ceases to be an employee of the Corporation or an Affiliate by reason of the Participant’s death or Retirement on a date that is prior to the date that the Participant attains the age of 60 years, Vested SARs which are not exercised by the end of the Death or Retirement Exercise Period shall be forfeited by the Participant and shall terminate on the last day of the Death or Retirement Exercise Period and, thereafter, the Participant will have no further right, title or interest in such Vested SARs;

(g)	On the Expiry Date, any SAR which has not been exercised or otherwise forfeited and terminated pursuant to the provisions hereof shall expire and be of no further force or effect whatsoever; and

(h)

After the occurrence of any of the events in Sections 5.6(a) – (g), the Grant Agreement shall terminate and be of no further force or effect whatsoever with respect to those SARs which have been forfeited and terminated or have expired and the Participant shall have no cause of action nor make any claim against the Corporation or any Affiliate for damages or for loss of opportunity arising from the forfeiture and termination or expiry of such SARs or the termination of the Grant Agreement insofar as it relates to such SARs pursuant to this Section 5.6.

6.	EARLY EXERCISE AND ACCELERATED VESTING

6.1	Extension of Performance Period

Notwithstanding any other provision of the Plan, prior to the date on which a Performance Period in respect of a particular Performance SAR or Bonus SAR ends, the Committee may pass a resolution which extends such Performance Period; provided that, subject to Section 8.3, no such extension shall be past the Close of Business on the seventh anniversary of the Date of Grant of such SAR; and further provided that no such extension shall be made if such extension would result in any adverse Canadian or US federal income tax consequences.

6.2	Waiver of Vesting Conditions

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Notwithstanding any other provision of the Plan, the Committee may, at any time prior to the Vesting Date of a particular Performance SAR or Bonus SAR, pass a resolution which waives, in whole or in part, the requirements of Section 4.2 that there be a specified Achieved Performance Criteria prior to a Performance SAR or Bonus SAR becoming a Vested SAR.

6.3	Accelerated Vesting

Notwithstanding any other provision of the Plan, but subject to Section 6.4, the Committee may pass a resolution which accelerates the vesting of a SAR and which permits a Participant to exercise in full or in part any unexercised SAR, whether or not the SAR has otherwise become a Vested SAR, at such time or times and/or in such manner following the passing of such resolution as is specified in the resolution, which resolution may be passed for any reason as determined by the Committee which, in the sole opinion of the Committee, warrants altering the provisions pursuant to which a SAR vests or is exercisable.

6.4	Accelerated Vesting on Change in Control

(a)

With respect to SARs granted to a Participant prior to February 14, 2018, notwithstanding any other provision of the Plan, in the event of a Change in Control, (i) all Time-Based SARs, Performance SARs and Bonus SARs credited to the Participant that are outstanding and are not Vested SARs immediately prior to such Change in Control shall become Vested SARs immediately prior to the occurrence of a Change in Control, with, if applicable, the Achieved Performance Criteria in respect of the applicable Performance Period deemed to be (x) in the case of Performance SARs, the Median Performance Criteria, and (y) in the case of Bonus SARs, the Maximum Performance Criteria, and (ii) such Participant shall be entitled, commencing as of the time immediately prior to the occurrence of a Change in Control, to exercise in full or in part all Vested SARs (including, but not limited to, those SARs that became vested pursuant to Section 6.4(a)(i)) during the SAR Period in accordance with Section 8.

(b)	With respect to SARs granted to the Participant on or after February 14, 2018, notwithstanding any other provision of the Plan, in the event of a Change in Control:

(i)

all Time-Based SARs, Performance SARs and Bonus SARs credited to the Participant that are outstanding and are not Vested SARs immediately prior to such Change in Control shall become Vested SARs immediately prior to the occurrence of a Change in Control, with, if applicable, the Achieved Performance Criteria in respect of the applicable Performance Period deemed to be (x) in the case of Performance SARs, the Median Performance Criteria, and (y) in the case of Bonus SARs, the Maximum Performance Criteria, and such Participants shall be entitled, commencing as of the time immediately prior to the occurrence of a Change in Control, to exercise in full or in part such Vested SARs during the SAR Period, except to the extent that an award of Time-Based SARs, Performance SARs and Bonus SARs, as the case may be, meeting the requirements set out below in this Section 6.4(b)(i) (such award, a “Replacement Award”) is provided to the Participant to replace such

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award of SARs (each award of SARs intended to be replaced by a Replacement Award, a “Replaced Award”) effective on or immediately after the time of such Change in Control. An award of SARs shall meet the requirements of this Section 6.4(b)(i) (and hence qualify as a Replacement Award) if (A) it has an intrinsic value equal to the intrinsic value of the Replaced Award as of the date of the Change in Control, (B) it relates to publicly traded equity securities of the Corporation, the entity surviving the Corporation following the Change in Control or the parent company of such surviving entity, (C) it contains terms relating to vesting that are substantially identical to those of the Replaced Award (except that for any Replaced Award that is performance-based, the Replacement Award shall be subject solely to time-based vesting for the remainder of the applicable Performance Period (or such shorter period as determined by the Committee) and the Achieved Performance Criteria in respect of the applicable Performance Period shall be deemed to be (x) in the case of Performance SARs, the Median Performance Criteria, and (y) in the case of Bonus SARs, the Maximum Performance Criteria), and (D) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control) as of the date of the Change in Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not immediately vest prior to the occurrence of the Change in Control giving rise to the replacement. The determination whether the conditions of this Section 6.4(b)(i) are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion. All SARs that become Vested SARs pursuant to this Section 6.4(b)(i) shall entitle the Participant, commencing as of the time immediately prior to the occurrence of the Change in Control, to exercise in full or in part such Vested SARs during the SAR Period in accordance with Section 8.

(ii)

Notwithstanding any other provision of this Plan to the contrary, upon the Participant’s Termination of Employment by the Corporation or an Affiliate, as applicable, without CIC Cause, or by the Participant for Good Reason, within the Specified Period following a Change in Control, all Replacement Awards held by such Participant shall become Vested SARs immediately prior to the time of such Termination of Employment, and such Participant shall be entitled, as of the time immediately prior to such Termination of Employment, to exercise in full or in part all Vested SARs (including, but not limited to, those SARs that became vested pursuant to this Section 6.4(b)(ii)) during the SAR Period in accordance with Section 8. For clarity, in this Section 6.4(b)(ii), the defined terms “Vested SARs” and “SAR Period” shall be deemed to apply, mutatis mutandis, to Replacement Awards that are not a continuation of Replaced Awards.

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7.	EFFECTS OF ALTERATION OF SHARE CAPITAL

7.1	General

In the event of any change in the Shares by reason of any stock dividend, split, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, equitable adjustments may be made in: (i) the number of SARs, (ii) in the manner of determining the Base Value, Fair Market Value and Appreciation Value of the SARs, (iii) the type of SAR, and (iv) the SAR Period. The Committee shall determine which adjustments shall be made in any such event in its sole discretion and its determination shall be conclusive and binding for all purposes of the Plan and any applicable Grant Agreement; provided that such adjustments shall not result in any adverse Canadian or United States federal income tax consequences.

8.	METHOD OF EXERCISE OF SARS

8.1	Exercise of SAR

Each Vested SAR may be exercised, during the SAR Period (unless terminated earlier pursuant to the provisions of the Plan or the Grant Agreement), by a Participant (or, in the event of the Participant’s death or incapacity, by the Participant’s duly appointed legal guardian or legal personal representative) in a manner prescribed by the Corporation from time to time as published on the Corporation’s internal employee website or otherwise communicated in writing to the Participant from time to time.

8.2	Exercises only during SAR Period

For greater certainty, no SAR may be exercised after the expiry of the SAR Period.

8.3	Blackout Period

Notwithstanding Section 8.2, if the SAR Period of a SAR expires during, or within ten (10) business days following a Blackout Period, then the SAR Period of such SAR shall be extended to the date which is ten (10) business days after the last day of the Blackout Period, after which time such SAR shall expire and terminate; provided that, under no circumstances, shall the SAR Period for a SAR granted or held by a Canadian Participant extend beyond December 15th of the calendar year containing the Vesting Date of such SAR; and further provided that the SAR Period for a SAR granted or held by a US Participant shall not be extended under this Section 8.3 if and to the extent that such extension would cause the acceleration of taxes due or the imposition of additional taxes by operation of Section 409A.

8.4	Payment in Respect of SAR

(a)

Subject to Section 8.4(b) and (c), as soon as practicable after a Participant has exercised a Vested SAR, the Participant will be paid the Appreciation Value of that SAR, in cash, less any applicable tax or other source withholdings.

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(b)

The Corporation may, in its sole discretion, elect to satisfy, in whole or part, the cash payment obligation in Section 8.4(a) by instructing an independent broker to acquire a number of fully paid Shares on the open market on behalf of the Participant the number of such Shares being the result obtained when the amount of cash which would have otherwise been paid pursuant to Section 8.4(a) is divided by an amount equal to the closing price per Share, in respect of a Non-Canadian Participant, unless otherwise specified in a Grant Agreement, on the New York Stock Exchange and, in respect of a Canadian Participant, unless otherwise specified in a Grant Agreement, on the Toronto Stock Exchange, on the last Trading Day immediately preceding the date of payment. In such a case, the independent broker will purchase such Shares on the open market as soon as practicable thereafter and within the limits imposed by Section 8.4(c), if applicable, and the broker will deliver such Shares to the Participant. The Corporation will pay all brokerage fees arising in connection with the acquisition of the Shares of the Corporation by the broker on the open market. Notwithstanding the foregoing or any other provision of the Plan, in respect of Vested SARs, the Corporation shall not elect to satisfy, in whole or part, the cash payment obligation in Section 8.4(a) with Shares delivered to the Participant as it relates to any SARs originally granted to the Participant after May 2, 2017 unless all approvals of such SARs and/or the issuance of Shares in settlement of such SARs, by shareholders or otherwise, as are required under Applicable Laws, are received prior to the applicable Vesting Date.

(c)

For greater certainty, any amount payable to a Canadian Participant in respect of the exercise of a Vested SAR shall be paid no later than December 31 of the calendar year in which such SAR was exercised.

(d)

All payments and benefits under the Plan shall, in respect of a Non-Canadian Participant, unless otherwise specified in a Grant Agreement, be determined and paid in the lawful currency of the United States and, in respect of a Canadian Participant, unless otherwise specified in a Grant Agreement, be determined and paid in the lawful currency of Canada.

(e)

Thereafter, for greater certainty, such number of Vested SARs as are exercised shall be cancelled and terminated and the Participant will have no further right, title or interest in such exercised SARs.

9.	NO OTHER RIGHTS

9.1	No Rights of Shareholder

SARs are not Shares and no SAR granted hereunder shall entitle any Participant to any Shares in the capital of the Corporation. For greater certainty, a Participant shall not have the right or be entitled to exercise any voting rights, receive dividends or have or be entitled to any other rights of a shareholder of the Corporation with respect to any SAR held.

9.2	No Right to Employment

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Nothing in the Plan or any SAR shall constitute or be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of the Corporation or an Affiliate to retain the Participant in the Participant’s employment for any specific period or in any specific capacity or position or affect in any way the right of the Corporation or an Affiliate to terminate the employment of the Participant.

9.3	No Rights Unless Vested SARs Exercised

For greater certainty, no Participant or any other person claiming through a Participant shall be entitled to any benefit hereunder in respect of any SARs prior to the date on which such SARs become Vested SARs and are exercised.

10.	GENERAL

10.1	Compliance with Applicable Law

Each Participant acknowledges and agrees (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that the Participant will, at all times, act in strict compliance with Applicable Law and all Corporation Policies applicable to the Participants in connection with the Plan. Such Applicable Law and Corporation Policies shall include, without limitation, those governing “insiders” of “reporting issuers” as those terms are construed for the purposes of applicable securities laws, regulations and rules.

10.2	Subject to Applicable Law

The Corporation’s grant of any SAR and the obligation to make any payments under the Plan or a Grant Agreement is subject to compliance with Applicable Law. As a condition of participating in the Plan, each Participant agrees to comply with all such Applicable Law and agrees to furnish to the Corporation all information and undertakings as may be required to permit compliance with Applicable Law.

10.3	Withholdings

(a)

The Corporation or any Affiliate may withhold or cause to be withheld from any amount payable to a Participant, either under the Plan, a Grant Agreement, or otherwise, such amount as may be necessary so as to ensure that the Corporation or any Affiliate, as applicable, will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant.

(b)

Each Participant acknowledges and agrees (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that all taxes which may be payable by the Participant as a result of the grant, holding or exercise of the SARs are the Participant’s sole responsibility.

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10.4	Amendment and Termination

(a)

Subject to Applicable Law and to Sections 10.4(b) and (c), the Board (or the Committee, as applicable) may, at any time, suspend, terminate, amend or revise the Plan, the terms of any Grant Agreement, or the terms of any SAR granted, provided, however, that, no such amendment may, except with the consent of a Participant, alter or impair any SAR previously granted to such Participant under the Plan. The Board (or the Committee, as applicable) may, with the consent of the Participant, cancel the unexercised balance of an SAR.

(b)

Notwithstanding Section 10.4(a), the Board (or the Committee, as applicable) shall retain the power and authority to amend or modify the Plan and any Grant Agreement entered into hereunder to the extent the Committee in its sole discretion deems necessary or advisable to comply with any guidance issued under Section 409A. Such amendments may be made without the approval of any US Participant.

(c)

Notwithstanding Section 10.4(a), no amendment may be made to the Plan, a Grant Agreement, or the terms of any SAR granted to a Canadian Participant which would result in a material risk (as determined by the Corporation or its advisors, in their sole discretion) that the Plan or any SARs granted thereunder would constitute a “salary deferral arrangement” within the meaning of subsection 248(1) of the Income Tax Act (Canada), or any successor provision thereto.

10.5	Administration Costs

Except as otherwise provided herein, the Corporation will be responsible for all costs relating to the administration of the Plan and any SARs granted thereunder.

10.6	Assignment

No SAR or any other rights conferred by a SAR or the Plan or a Grant Agreement is assignable, negotiable or otherwise transferable by any Participant other than by will or the laws of descent and distribution. All SARs are exercisable only during the Participant’s lifetime and only by the Participant, except in the event of the Participant’s death or incapacity, in which case the SAR may be exercised by the Participant’s duly appointed legal guardian or legal personal representative.

10.7	Unfunded Obligation

The Plan shall be an unfunded obligation of the Corporation and its Affiliates. Neither the establishment of the Plan nor the grant of any SARs or the setting aside of any funds by the Corporation or an Affiliate, as the case may be, (if, either in their sole discretion, choose to do so) shall be deemed to create a trust. Legal and equitable title to any funds set aside for the purposes of the Plan shall remain in the Corporation or the Affiliate, as the case may be, and no Participant shall have any security or other interest in such funds. Any funds so set aside shall remain subject to the claims of creditors of the Corporation or the Affiliate, as the case may be, present or future. Amounts payable to any Participant under the Plan shall be a general, unsecured obligation of the

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Corporation or Affiliate, as the case may be. The right of the Participant to receive payment pursuant to the Plan shall be no greater than the right of other unsecured creditors of the Corporation or Affiliate, as the case may be.

10.8	No Representation as to Price

Neither the Corporation nor any Affiliate makes any representation or gives any warranty as to the Fair Market Value of the Shares and shall not be held liable for any fluctuation in the value of the Shares either before or after the exercise of any SAR or other right conferred under the Plan.

10.9	Compliance with Section 409A

Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with, or be exempt from, Section 409A, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Each US Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such US Participant in connection with the Plan or any other Plan maintained by the Corporation or an Affiliate (including any taxes and penalties under Section 409A), and neither the Corporation nor any Affiliate shall have any obligation to indemnify or otherwise hold such US Participant (or any beneficiary) harmless from any or all of such taxes or penalties.

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